Income Taxes	12 Months Ended
Jun. 30, 2021
Income Taxes Disclosure [Abstract]
INCOME TAXES
11.	INCOME TAXES

Cayman Islands

The Company was incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

Hong Kong

On March 21, 2018, the Hong Kong Legislative Council passed The Inland Revenue (Amendment) (No. 7) Bill 2017 (the “Bill”) which introduces the two-tiered profits tax rates regime. The Bill was signed into law on March 28, 2018 and was announced on the following day. Under the two-tiered profits tax rates regime, the first 2 million Hong Kong Dollar (“HKD”) of profits of the qualifying group entity will be taxed at 8.25%, and profits above HKD2 million will be taxed at 16.5%.

PRC

Generally, WFOE, Pop Culture, Shanghai Pudu, Pop Network, Zhongjing Pop, Shenzhen Pop, and Pop Sikai, which were incorporated in PRC, are subject to enterprise income tax on their taxable income as determined under PRC tax laws and accounting standards at a rate of 25%.

According to Taxation 2019 No. 13 which was effective from January 1, 2019 to December 31, 2021, an enterprise is recognized as a small-scale and low-profit enterprise when its taxable income is less than RMB3 million. A small-scale and low-profit enterprise receives a tax preference including a preferential tax rate of 5% on its taxable income below RMB1 million and another preferential tax rate of 10% on its taxable income between RMB1 million and RMB3 million. During the fiscal year ended June 30, 2020, Pop Network, Shanghai Pudu, and Zhongjing Pop were qualified as small-scale and low-profit enterprises, and during the fiscal year ended June 30, 2021, WFOE, Shanghai Pudu, and Shenzhen Pop were qualified as small-scale and low-profit enterprises. The impact of the tax holidays noted above decreased current income taxes by $247,387 and $44,894 for the years ended June 30, 2020 and 2021, respectively. The benefit of the tax holidays on net income per share (basic and diluted) was $0.017 and $0.003 for the years ended June 30, 2020 and 2021, respectively.

i)	The components of the income tax provision are as follows:

	For the years ended June 30,
	2019	2020	2021
Current income tax provision	$1,297,035	$541,251	$1,464,674
Deferred income tax benefit	(8,053)	(84,246)	(47,802)
Total	$1,288,982	$457,005	$1,416,872

The following table reconciles the statutory rate to the Company’s effective tax rate for the years ended June 30, 2019, 2020 and 2021:

	For the years ended June 30,
	2019	2020	2021
China Statutory income tax rate	25.00%	25.00%	25.00%
Permanent difference	0.17%	(2.15)%	0.71%
Effect of favorable tax rates on small-scale and low-profit entities	-%	(8.03)%	(0.79)%
Effective tax rate	25.17%	14.82%	24.92%

The tax effect of temporary difference under ASC 740 “Accounting for Income Taxes” that gives rise to deferred tax asset as of June 30, 2020 and 2021 was as follows:

	As of June 30,
	2020	2021

Deferred tax assets:
Net operating loss carry forwards	$121	$107
Allowance for doubtful accounts	83,698	140,650
Total deferred tax assets	83,819	140,757
Valuation allowance	(24)	-
Total deferred tax assets, net	$83,795	$140,757